Exhibit 10.4

CONSENT, WAIVER AND SUBORDINATION

THIS CONSENT, WAIVER AND SUBORDINATION (this “Agreement”), dated as of August 3, 2011, is made by and among MINERAL RIDGE GOLD, LLC, a Nevada limited liability company (the “Company”), GOLDEN PHOENIX MINERALS, INC., a Nevada corporation and a member of the Company (“GPXM”), and SCORPIO GOLD (US) CORPORATION, a Nevada corporation and a member and manager of the Company (“Scorpio US”) for the benefit of WATERTON GLOBAL VALUE, L.P., by the general partner of its general partner, Cortleigh Limited (together with its successors and assigns, the “Beneficiary”).

W I T N E S S E T H:

WHEREAS, Scorpio US owns 70% of the ownership interests in the Company and GPXM owns 30% of the ownership interests in the Company (all of GPXM’s ownership interest in the Company at any point in time being, the “GPXM Interest”); and

WHEREAS, Scorpio US and GPXM are parties to that certain Operating Agreement for Mineral Ridge Gold, LLC dated as of March 10, 2010 (as amended or modified, the “Operating Agreement”), which governs the management, operation and administration of the Company; and

WHEREAS, Scorpio US, GPXM and Scorpio Gold Corporation (“Scorpio”) are parties to that certain Exploration, Development and Mining Joint Venture Members’ Agreement and Limited Liability Company Operating Agreement dated December 31, 2009 (as amended or modified, the “Members’ Agreement”, and together with the Operating Agreement, the “Company Agreements”), which pertains to certain Company operational matters and restrictions; and

WHEREAS, GPXM has entered into that certain bridge loan agreement with the Beneficiary (the “Bridge Loan Agreement”) on even date herewith with the Beneficiary (the financing provided by the Beneficiary under the Bridge Loan Agreement being the “Financing”); and

WHEREAS, the Company owns or holds those certain properties consisting of fee lands, patented mining claims, unpatented mining claims, unpatented millsite claims and other property interests located in Esmeralda County, Nevada along with the buildings, structures and improvements thereon and certain equipment, machinery and other assets located thereon or used in connection therewith (collectively, the “Mineral Ridge Project”); and

WHEREAS, the Financing is and will be evidenced by the Bridge Loan Agreement, certain collateral security documents and certain other agreements, documents or instruments (collectively, as each of the foregoing may be amended, modified, supplemented, restated or replaced, the “Transaction Documents”); and

WHEREAS, the Financing is secured by, among other things, a pledge by GPXM of all of its ownership interest in and to the Company (the “Pledge”); and

WHEREAS, as consideration for providing the Financing, GPXM is entering into an option agreement (the “Option Agreement”) with the Beneficiary pursuant to which the Beneficiary shall be provided an option to purchase the GPXM Interest; and

WHEREAS, the Beneficiary has requested GPXM to deliver this Consent, Waiver and Subordination Agreement in respect of the Financing, the Pledge and the Option Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Beneficiary to enter into the Financing, the parties hereto hereby represent, warrant, covenant and agree for the benefit of Beneficiary as follows:

1.           Representations of GPXM.  GPXM represents and warrants to Beneficiary, as of the date hereof, that the following are true and correct:

(a)           Each of the recitals set forth above is true and correct.

(b)           A true, correct and complete copy of each of the Company Agreements is attached hereto as Exhibit A, and, except as set forth in such Exhibit, such Company Agreements have not been modified, amended, supplemented or restated.

(c)           The entire agreement between GPXM and Scorpio US for the governance, management, operation and administration of the Company is evidenced by the Company Agreements.

(d)           The Company has the full and unfettered right to own, manage, use and operate its properties and assets, including the Mineral Ridge Project.

(e)           The Company Agreements have been executed by the duly authorized officers of GPXM and constitutes the valid and binding agreement of GPXM, enforceable in accordance with its terms, and GPXM has full authority under all federal, state and local laws and regulations to perform all of its obligations under the Company Agreements.

(f)           The Company Agreements are in full force and effect and GPXM is not in breach or default of any term or provision thereof.  None of GPXM or the Company is in default in the performance of any of its respective obligations under the Company Agreements.  All payments and fees required to be paid by the Company to GPXM hereunder have been paid to the date hereof and GPXM does not have any claim against the Company for indemnification as of the date hereof.

(g)           GPXM is duly organized, validly existing and in good standing under the laws of Nevada and is qualified to do business in Nevada.  GPXM has full power, authority and legal right (i) to own or lease its assets and properties and to conduct its business as now being conducted and (ii) to enter into this Agreement and each other agreement, document and instrument executed or to be executed by it pursuant hereto or in connection herewith and to perform the terms hereof and thereof as applicable to it.

(h)           The execution and delivery by GPXM, and the performance of this Agreement, have been duly authorized by all necessary action and do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under or violation of, (iii) give any third party any right to accelerate any obligation under, or (iv) require any authorization, consent approval or other action by or notice to any court or administrative or governmental body pursuant to (A) the constating documents of GPXM, (B) the Company Agreements, (C) any law, statute or rule or (D) any agreement, instrument, order, judgment or decrees to which GPXM or the Company is subject or by which any of their respective properties are bound.

(i)           This Agreement is a legal, valid and binding obligation of each of GPXM and the Company, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in equity or law).

2.           Representations of Scorpio US.  Scorpio US represents and warrants to Beneficiary, as of the date hereof, that the following are true and correct:

(a)           To the best of its knowledge, each of the recitals set forth above is true and correct;

(b)           A true, correct and complete copy of each of the Company Agreements is attached hereto as Exhibit A, and, except as set forth in such Exhibit, such Company Agreements have not been modified, amended, supplemented or restated.

(c)           The entire agreement between GPXM and Scorpio US for the governance, management, operation and administration of the Company is evidenced by the Company Agreements.

(d)           The Company has the full and unfettered right to own, manage, use and operate its properties and assets, including the Mineral Ridge Project.

(e)           The Company Agreements have been executed by the duly authorized officers of Scorpio US and constitutes the valid and binding agreement of Scorpio US, enforceable in accordance with its terms, and Scorpio US has full authority under all federal, state and local laws and regulations to perform all of its obligations under the Company Agreements.

(f)           The Company Agreements are in full force and effect and to the best of its knowledge, no party thereto is in breach or default of any term or provision thereof.  To the best of its knowledge, none of Scorpio US, GPXM or the Company is in default in the performance of any of its respective obligations under the Company Agreements.  Except for certain management fees and payroll amounts reimbursable by the Company to Scorpio US in accordance with the Company Agreements, all payments and fees required to be paid by the Company to Scorpio US hereunder have been paid to the date hereof and neither Scorpio US nor, to the best of its knowledge, GPXM has any claim against the Company for indemnification as of the date hereof; provided that the Company shall continue to pay the applicable management fees to Scorpio US and reimburse Scorpio US for certain applicable payroll amounts for work conducted on behalf of the Company, all in the amounts and in accordance with the Company Agreements.

(g)           Scorpio US is duly organized, validly existing and in good standing under the laws of Nevada and is qualified to do business in Nevada.  Scorpio US has full power, authority and legal right (i) to own or lease its assets and properties and to conduct its business as now being conducted and (ii) to enter into this Agreement and each other agreement, document and instrument executed or to be executed by it pursuant hereto or in connection herewith and to perform the terms hereof and thereof as applicable to it.

(h)           The execution and delivery by Scorpio US and the performance of this Agreement, have been duly authorized by all necessary action and do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under or violation of, (iii) give any third party any right to accelerate any obligation under, or (iv) require any authorization, consent approval or other action by or notice to any court or administrative or governmental body pursuant to (A) the constating documents of Scorpio US, (B) the Company Agreements, (C) any law, statute or rule or (D) any agreement, instrument, order, judgment or decrees to which Scorpio US, or to the best of its knowledge, the Company is subject or by which any of their respective properties are bound.

(i)           This Agreement is a legal, valid and binding obligation of Scorpio US, and, to the best of its knowledge, the Company, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in equity or law).

3.           Consent and Waiver.

(a)           Scorpio US hereby acknowledges and consents to the Pledge by GPXM, which is applicable to all of GPXM’s ownership of, and interest in, the Company, including the grant by GPXM of a security interest in, on and to all of its assets and properties, including the Company Agreements.

(b)           Scorpio US hereby consents to (i) GPXM entering into the Option Agreement, (ii) any sale of the GPXM Interest by GPXM to Beneficiary that may occur pursuant to the Option Agreement, and (iii) subject to the terms of Article VII of the Operating Agreement, any subsequent sale of the GPXM Interest that the Beneficiary may effect.  Scorpio US also hereby waives and agrees to forego and forbear any and all pre-emptive rights and limits on transferability (including those set forth in Article VII of the Operating Agreement and any Exhibit thereto and in Article V of the Members’ Agreement and any Exhibit thereto) with respect to any sale, transfer, assignment or conveyance of all or any portion of GPXM’s interest in the Company to the Beneficiary under the Option Agreement; provided that any subsequent sale of the GPXM Interest by the Beneficiary to a third party will be subject to the terms of Article VII of the Operating Agreement.  Scorpio US also hereby waives any of its rights under the Company Agreements that would limit GPXM’s ability to enter into and perform its obligations (to Beneficiary or otherwise) under the Option Agreement.  Scorpio US also specifically acknowledges and agrees that any rights Scorpio US may possess under the Company Agreements to purchase (or otherwise take ownership of) the GPXM Interest (in whole or in part) are hereby waived, except with respect to Section 4.2(b) of the Operating Agreement; provided that such waiver shall not apply to any subsequent transfer of the GPXM Interest by the Beneficiary to a third party.

(c)           Scorpio US hereby waives its right of first refusal and any and all other pre-emptive rights that it may have pursuant to the Company Agreements with respect to that certain mineral property referred to as the Coyote Fault property and claims constituting an extension thereof as described in Exhibit B hereto, pursuant to option agreements entered into by and between GPXM and a third party.

4.           Covenants and Agreements.  Notwithstanding the terms of the Company Agreements, so long as the Bridge Loan Agreement and the Pledge or any portion thereof, or the Option Agreement, continues in effect, GPXM and Scorpio US hereby consent to and covenant and agree as follows:

(a)           No Amendment of Company Agreements.  None of GPXM, Scorpio US or the Company will make or agree to any change, amendment, restatement, supplement, modification, waiver or termination of all or any part of the Company Agreements without first obtaining Beneficiary’s written consent, such consent not to be unreasonably withheld, and no such change, amendment, restatement, supplement, modification, waiver or termination that is made without such written consent shall be effective as to Beneficiary.

(b)           Notice to Beneficiary and Right to Cure.

(i)           GPXM, Scorpio US and the Company each agrees to deliver to Beneficiary a copy of any notice of termination, breach or default that exists, arises or is delivered under the Company Agreements.

(ii)           If any member of the Company desires to terminate the Company Agreements as a result of a breach or default thereunder, such member shall first give Beneficiary at least sixty (60) days’ prior written notice of such desire to terminate and the reasons therefor, which notice may be delivered to Beneficiary simultaneously with the notice to any other applicable person.  In the event Beneficiary (or the Company or any member thereof) shall cure such breach or default within said sixty (60) day period, then any termination notice related to such cause shall be null and void and of no further force or effect.  Beneficiary has the right, but no obligation or responsibility, to take any action, pay any amount or agree to perform any act or pay any amount in connection herewith.

(iii)           GPXM, Scorpio US and the Company each agrees to deliver to Beneficiary a copy of any capital call delivered to members of the Company and to provide Beneficiary with notice of any failure of GPXM to contribute its portion of any Program and Budget under the Operating Agreement and notice of any other event that could lead to the dilution of the GPXM Interest.  Upon receipt of a notice of a capital call, a notice of a GPXM failure to contribute or notice of any other event that could lead to the dilution of the GPXM Interest, Beneficiary shall have the right, exercisable during a period of twenty (20) days from receipt of such notice, to cure such deficiency and to pay such capital call, contribution or other amount in order to maintain the GPXM Interest.  Beneficiary has the right, but no obligation or responsibility, to take any action, pay any amount or agree to perform any act or pay any amount in connection herewith.

(c)           Subordination.  The Company Agreements do not create an interest in real property.  Notwithstanding any liens, encumbrances or rights granted to GPXM or Scorpio US as a member of the Company or any other provision of the Company Agreements to the contrary, GPXM and Scorpio US agree and covenant that  the Company Agreements and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all rights to payment of fees and other amounts and all mechanic’s and materialmen’s liens under applicable law) owed to or claimed by either GPXM or Scorpio US or any lien or security interest GPXM or Scorpio US may have in each other’s ownership interest in the Company, are and shall be in all respects subordinate and inferior in all respects to: (i) Beneficiary’s right to the prior, indefeasible payment in full of the Bridge Loan Agreement and the other Transaction Documents, and (ii) the liens, security interests and encumbrances created or to be created for the benefit of Beneficiary and securing the repayment and performance of the Bridge Loan Agreement and the Transaction Documents, including, without limitation, those created under the Pledge, and all renewals, extensions, increases,  supplements,  amendments,  modifications  and  replacements  thereof.  GPXM and Scorpio US agree and declare that at all times, whether before, after or during the pendency of any bankruptcy, reorganization, insolvency or other similar proceeding, and notwithstanding the order, sequence or date of the filing of any financing statement or obtaining of possession, and whether or not perfected or unavoidable, the Beneficiary’s security interests created under the Transaction Documents shall constitute and be a senior and superior security interest, lien and charge in and upon the GPXM Interest and prior in right to any interest of GPXM or Scorpio US in GPXM’s ownership interest in the Company howsoever arising.  Scorpio US agrees that it will not at any time contest the validity, perfection, priority or enforceability of any Transaction Documents or the liens, security interests and encumbrances of Beneficiary created thereby.

(d)           Beneficiary’s Right to Enforce its Remedies.

(i)           After the occurrence and during the continuance of an Event of Default under any Transaction Document (as any such Event of Default is defined therein), each of GPXM and Scorpio US shall, at the request of Beneficiary, continue performance, on behalf of Beneficiary, of all of its obligations under the terms of the Company Agreements.

(ii)  Notwithstanding anything to the contrary in the Company Agreements (A)  after the occurrence and during the continuance of an Event of Default, Beneficiary shall have and may exercise all rights and remedies as set forth in the Pledge and each other Transaction Document pursuant to the terms thereof; and (B) after the occurrence and during the continuance of any Event of Default, Beneficiary shall have the right, subject to the terms and conditions of Article VII of the Operating Agreement, to sell, transfer, assign and convey the ownership interest of GPXM in and to the Company, and agrees that following a transfer in accordance with the terms and conditions of Article VII, such transferee shall thereupon become a member of the Company and have all rights, remedies and obligations thereunder, and each of Scorpio US and such transferee shall fully and completely recognize each other as members of the Company and parties to the Company Agreements.

(iii)           Notwithstanding anything in the Company Agreements to the contrary, and subject to the other terms and conditions of this Agreement, in the event that (A) Beneficiary (or its successors or assigns) becomes a member of the Company, through foreclosure, conveyance in lieu of foreclosure, pursuant to the Option Agreement or otherwise, and (B) the Company Agreements are then in full force and effect, then, (1) without the execution of any further instrument, Scorpio US and Beneficiary (or its successors or assigns) shall fully and completely recognize each other as parties to and full members under the Company Agreements and shall thereafter be bound by all of the terms and conditions therein provided, so as to establish direct privity of contract between Scorpio US and Beneficiary (or its successors or assigns); and (2) the Company shall amend the Schedule of Members (as defined in the Operating Agreement) and accounting records of the Company to reflect the new member, distribute such amended Schedule of Members to all members of the Company, and otherwise treat such new member as a full legal and beneficial member of the Company with all rights and obligations of a member thereof.  The provisions of this clause shall be effective and self-operative whether or not any further instrument is executed.

(iv)           GPXM and Scorpio US agree that: (A) the exercise by the Beneficiary of any right or remedy under a Transaction Document does not of itself constitute a default under or breach of the Company Agreements; (B) the exercise by Beneficiary of a right or remedy under a Transaction Document does not of itself excuse or otherwise relieve GPXM, Scorpio US or the Company from duly performing its obligations under the Company Agreements; (C) if Beneficiary exercises a right or remedy under a Transaction Document in respect of, or which otherwise affects or implicates, the Company Agreements, then, so long as Beneficiary agrees to comply with the terms and conditions of the Company Agreements, GPXM, Scorpio US and the Company must recognize and deal with Beneficiary under the Company Agreements in the same manner; and (D) Beneficiary will not be liable for, or be taken to have assumed liability for, any obligation of GPXM or the Company under the Company Agreements by reason only of the exercise of any right or remedy or the performance of any obligation under the Company Agreements or any Transaction Document.

(v)           Nothing contained in this Section 4(d) shall prevent any party from declaring a default under the Company Agreements in accordance with its terms by reason of nonperformance or nonpayment when due of any fees or other payments due and owing under the terms of the Company Agreements, subject in each case to the terms of Section 4(b) hereof.

(e)           Further Assurances.  Each of GPXM and Scorpio US further agrees to: (i) furnish Beneficiary upon request with copies of such information as each is entitled to receive under the Company Agreements; (ii) cooperate with Beneficiary and its employees, agents and representatives in any inspection of all or any portion of the Company or the Mineral Ridge Project; and (iii) execute, acknowledge and deliver all and any such other and further instrument, certificate and document and do and perform such other acts as in the opinion of Beneficiary may be necessary or desirable to implement, effect and maintain the intent of this Agreement, the Transaction Documents and the Option Agreement upon the reasonable request of Beneficiary and at the Company’s expense.

(f)           Beneficiary Not Obligated Under Company Agreements.  In no event shall Beneficiary be (i) liable for any action or omission of GPXM, the Company or Scorpio US, (ii) bound by any amendment or modification of the Company Agreements made without Beneficiary’s prior written consent, or (iii) subject to any counterclaim or claims which any party might assert or is entitled to assert against the Company.  Beneficiary has the right, but no obligation or responsibility, to take any action, pay any amount or agree to perform any act or pay any amount in connection herewith.  Any action, payment or performance made by Beneficiary prior to becoming a member of the Company shall not obligate Beneficiary to take any other or further action or make any other or further payment or performance.  Nothing contained in this Agreement shall be deemed a waiver or release by GPXM or Scorpio US of any rights or remedies either of them may have against the Company under the Company Agreements.

(g)           No Joint Venture.  Beneficiary has no obligation to Scorpio US with respect to the Bridge Loan Agreement or any other Transaction Document, and Scorpio US  is not a third party beneficiary of any Transaction Document or with respect to any of Beneficiary’s obligations set forth in any Transaction Document.  The relationship of Beneficiary to GPXM is one of a creditor to a debtor, and Beneficiary is not a joint venturer or partner of GPXM.

(h)           Beneficiary’s Reliance on Representations.  Each of GPXM and Scorpio US has executed and delivered this Agreement with full knowledge that Beneficiary shall rely upon the representations, warranties, covenants and agreements herein contained.

(i)           Successors and Assigns.  Each of GPXM, Scorpio US and the Company understands that Beneficiary may assign this Agreement, the Bridge Loan Agreement and the other Transaction Documents upon written notice to GPXM, Scorpio US and the Company.  Each of GPXM, Scorpio US and the Company agrees that this Agreement and the obligations of each party hereunder shall be binding upon it and its successors and assigns and shall inure to the benefit of Beneficiary and its successors and assigns, including, without limitation, any parties to whom Beneficiary’s interest in the Bridge Loan Agreement and the Pledge is assigned.  Each of GPXM and Scorpio US further agrees that this Agreement and the obligations herein shall transfer and apply to any successor or assign, including any successor and assign of the ownership or control of its Ownership Interest (as defined in the Operating Agreement); in furtherance of the foregoing, each of GPXM and Scorpio further agrees that it will not sell, transfer, assign or convey its Ownership Interest (as defined in the Operating Agreement) without first causing such transferee or assignee of such interest to assume this Agreement and agree in writing to be bound by the terms hereof.  Notwithstanding anything else contained in this paragraph, any assignment by Beneficiary of this Agreement, the Loan Agreement or the other Transaction Documents that would have the effect of transferring the GPXM Interest to a third party, other than an assignment by Beneficiary to an affiliate of Beneficiary (an “Affiliate Transferee”), will be subject to the terms of Article VII of the Operating Agreement, or must otherwise receive the prior written consent of Scorpio US, which consent may be withheld at Scorpio US’s sole discretion; provided that if Beneficiary assigns this Agreement, the Loan Agreement or the other Transaction Documents to an Affiliate Transferee, and subsequently the Affiliate Transferee is involved in a transaction which causes the Affiliate Transferee to no longer be an affiliate of the Beneficiary and also has the effect of transferring the GPXM Interest to a third party, then such transaction will be deemed to be a transfer of a membership interest that is subject to the terms of Article VII of the Operating Agreement.

(j)           Agreement by the Company.  The Company agrees to be bound by the terms of this Agreement, to observe the lien priorities and the payment priorities set forth herein and to otherwise take all appropriate action and conduct its affairs consistent with the terms hereof.

(k)           Agreement to Additional Consent.  GPXM, Scorpio US and the Company agree to execute and deliver an additional Consent, Waiver and Subordination, substantially in the form of this Agreement, upon GPXM and Beneficiary entering into a gold stream debt facility agreement or other similar, subsequent financing (the “Gold Stream Financing”), the terms and conditions of which Gold Stream Financing shall be substantially similar to the Amended and Restated Senior Secured Note dated May 19, 2011 between the Beneficiary and Scorpio Gold Corporation; provided, that if the form of Pledge or Option Agreement, or amendments or confirmations thereof, entered into in connection with the Gold Stream Financing contain terms and conditions materially different from the Pledge and Option Agreement consented to hereby, then such Consent, Waiver and Subordination shall be on terms acceptable to Scorpio US, acting reasonably.

5.           Continuing Agreement and Termination.

(a)           This Agreement is a continuing, irrevocable Agreement and shall remain in full force and effect and shall be irrevocable until all of the indebtedness, liabilities and/or obligations under or in connection with any Transaction Document have been fully, completely and irrevocably paid in full and the Bridge Loan Agreement and the Pledge and the other Transaction Documents are terminated and released.

(b)           This Agreement shall continue to be effective regardless of the solvency or insolvency of the Company, the liquidation or dissolution of the Company, the institution by or against the Company of any proceeding under any bankruptcy, insolvency or other similar law, the appointment of a receiver or trustee for the Company or any of its property, any reorganization, merger, consolidation or amalgamation of the Company, or any change in the ownership, membership, management, composition or nature of the Company.

6.           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

7.           Counterparts.  This Agreement may be executed in any number of original counterparts, and may be executed by facsimile, portable document format (.pdf), tif or other electronic delivery, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

8.           Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight air courier, or personal delivery as otherwise provided in this Section 7).  All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

If to GPXM:

Golden Phoenix Minerals, Inc.
1675 E. Prater Way, Suite 102
Sparks, Nevada  89434
Attention:  Tom Klein, CEO
Facsimile:  (775) 853-5010

If to the Company:

c/o Scorpio Gold Corporation
995 Rue Germain
Val-d’Or, Quebec
Canada J9P 7H7
Attention:  President and Chief Executive Officer
Facsimile:  (819) 825-0977

If to Scorpio US:

c/o Scorpio Gold Corporation
995 Rue Germain
Val-d’Or, Quebec
Canada J9P 7H7
Attention:  President and Chief Executive Officer
Facsimile:  (819) 825-0977

If to Beneficiary:

Waterton Global Value, L.P.
c/o Waterton Global Resources Management, Inc.
199 Bay Street
Toronto, Ontario
Canada M5L 1E2
Attention:  Richard J. Wells, Vice President Finance
Facsimile:  (416) 504-3200

Any communication so addressed and mailed or sent shall be deemed to be given when actually received or on the date on which delivery is tendered but receipt is declined, in each case to the address of the intended addressee.  If given by facsimile, a notice shall be deemed given and received when the facsimile is transmitted to the party’s facsimile number specified above, and confirmation of complete receipt is received by the transmitting party during the recipient’s normal business hours or on the next business day if not confirmed during the recipient’s normal business hours, and an identical notice is also sent simultaneously by mail, overnight air courier, or personal delivery as otherwise provided in this Section 8.  Any party may designate a change of address by giving to the other parties at least ten (10) days’ prior written notice of such change of address.

 9.           Successors.  This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the parties.

10.           Survival of Representations and Warranties.  All representations and warranties made hereunder shall survive the execution and delivery of this Agreement.

11.           Unenforceable or Inapplicable Provisions.  If any provision hereof is invalid or unenforceable in any jurisdiction, whether with respect to all parties hereto or with respect to less than all of such parties, the other provisions hereof and of the written instruments will remain in full force and effect in that jurisdiction with respect to the parties as to which such provision is valid and enforceable, and the remaining provisions hereof will be liberally construed in favor of Beneficiary in order to carry out the provisions hereof.  The invalidity of any provision of this instrument in any jurisdiction will not affect the validity or enforceability of any provision in any other jurisdiction.

12.           Rights Cumulative.  Each and every right, power and remedy given to Beneficiary herein or in any other Transaction Document will be cumulative and not exclusive; and each and every right, power and remedy whether specifically given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Beneficiary, and the exercise, or the beginning of the exercise, of any such right, power or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy.  A waiver by Beneficiary of any right or remedy hereunder or under applicable law on any occasion will not be a bar to the exercise of any right or remedy on any subsequent occasion.

13.           Non-Waiver.  No act, delay, omission or course of dealing by Beneficiary will be a waiver of any of Beneficiary’s rights or remedies hereunder or under applicable law.  No waiver, change, amendment or modification in whole or in part of this instrument or any other written instrument will be effective unless in a writing signed by Beneficiary.

[remainder of this page intentionally blank]

IN WITNESS WHEREOF, each party hereto has caused this Consent, Waiver and Subordination to be duly executed and delivered by its duly authorized representatives, as of the day and year first above written.

GPXM:

GOLDEN PHOENIX MINERALS, INC.
a Nevada Corporation
By:	__________________________________
Name:	___________________________
Title:	___________________________

SCORPIO US:

SCORPIO GOLD (US) CORPORATION
a Nevada Corporation
By:	__________________________________
Name	___________________________
Title:	___________________________

:	COMPANY

MINERAL RIDGE GOLD, LLC
a Nevada limited liability company
By:	__________________________________
Name:	___________________________
Title:	___________________________

:	BENEFICIARY

WATERTON GLOBAL VALUE, L.P., by the General Partner of its General Partner, CORTLEIGH LIMITED
By:	__________________________________
Name:	___________________________
Title:	___________________________

(signature page to Consent, Waiver and Subordination)

Exhibit A

Operating Agreement

and

Members’ Agreement

[see attached]

Exhibit B

Description of Claims Constituting Coyote Fault and Coyote Extension

Admin State: NV	Admin State: NV
Geo State: NV	Geo State: NV
SILVER SPARTAN LLC	DOCKWEILER PAUL

LAS VEGAS, NV 89123-5857	LAS VEGAS, NV 89123-5857

Serial No	Claim Name/Number	Mc Lead Case Ser Nr	Holder
NMC1042950	SP 1	NMC1042950	Silver Spartan LLC
NMC1042951	SP 2	NMC1042950	Silver Spartan LLC
NMC1042952	SP 3	NMC1042950	Silver Spartan LLC
NMC1042953	SP 4	NMC1042950	Silver Spartan LLC
NMC1042954	SP 5	NMC1042950	Silver Spartan LLC
NMC1042955	SP 6	NMC1042950	Silver Spartan LLC
NMC1042956	SP 8	NMC1042950	Silver Spartan LLC
NMC1042957	SP 9	NMC1042950	Silver Spartan LLC
NMC1042958	SP 13	NMC1042950	Silver Spartan LLC
NMC1042959	SP 14	NMC1042950	Silver Spartan LLC
NMC1042960	SP 17	NMC1042950	Silver Spartan LLC
NMC1042961	SP 18	NMC1042950	Silver Spartan LLC
NMC1042962	SP 19	NMC1042950	Silver Spartan LLC
NMC1042963	SP 20	NMC1042950	Silver Spartan LLC
NMC1042964	SP 21	NMC1042950	Silver Spartan LLC
NMC1042965	SP 22	NMC1042950	Silver Spartan LLC
NMC1042966	SP 23	NMC1042950	Silver Spartan LLC
NMC1042967	SP 24	NMC1042950	Silver Spartan LLC
NMC1042968	SP 25	NMC1042950	Silver Spartan LLC
NMC1042969	SP 26	NMC1042950	Silver Spartan LLC
NMC1042970	SP 27	NMC1042950	Silver Spartan LLC
NMC1042971	SP 28	NMC1042950	Silver Spartan LLC
NMC1042972	SP 29	NMC1042950	Silver Spartan LLC
NMC1042973	SP 30	NMC1042950	Silver Spartan LLC
NMC1042974	SP 31	NMC1042950	Silver Spartan LLC
NMC1042975	SP 32	NMC1042950	Silver Spartan LLC
NMC1042976	SP 33	NMC1042950	Silver Spartan LLC
NMC1042977	SP- 42	NMC1042950	Silver Spartan LLC
NMC1042978	SP- 43	NMC1042950	Silver Spartan LLC
NMC1042979	SP- 44	NMC1042950	Silver Spartan LLC
NMC1042980	SP- 45	NMC1042950	Silver Spartan LLC
NMC1042981	SP- 46	NMC1042950	Silver Spartan LLC
NMC1042982	SP- 50	NMC1042950	Silver Spartan LLC
NMC1042983	SP- 53	NMC1042950	Silver Spartan LLC
NMC1042984	SP- 54	NMC1042950	Silver Spartan LLC
NMC1042985	SP- 55	NMC1042950	Silver Spartan LLC
NMC1042986	SP- 56	NMC1042950	Silver Spartan LLC
NMC1042987	SP- 57	NMC1042950	Silver Spartan LLC
NMC1042988	SP- 58	NMC1042950	Silver Spartan LLC
NMC1042989	SP- 59	NMC1042950	Silver Spartan LLC
NMC1042990	SP 60	NMC1042950	Silver Spartan LLC
NMC1042991	SP 61	NMC1042950	Silver Spartan LLC
NMC1042992	SP 62	NMC1042950	Silver Spartan LLC
NMC1042993	SP 63	NMC1042950	Silver Spartan LLC
NMC1042994	SP 64	NMC1042950	Silver Spartan LLC
NMC1042995	SP 65	NMC1042950	Silver Spartan LLC
NMC1042996	SP- 66	NMC1042950	Silver Spartan LLC
NMC1042997	SP- 67	NMC1042950	Silver Spartan LLC
NMC1042998	SP- 68	NMC1042950	Silver Spartan LLC
NMC1042999	SP- 69	NMC1042950	Silver Spartan LLC
NMC1043000	SP 70	NMC1042950	Silver Spartan LLC
NMC1043001	SP 71	NMC1042950	Silver Spartan LLC
NMC1043002	SP- 72	NMC1042950	Silver Spartan LLC
NMC1043003	SP- 73	NMC1042950	Silver Spartan LLC
NMC1043004	SP- 74	NMC1042950	Silver Spartan LLC
NMC1043005	SP- 76	NMC1042950	Silver Spartan LLC
NMC1043006	SP- 81	NMC1042950	Silver Spartan LLC
NMC1043007	SP- 82	NMC1042950	Silver Spartan LLC
NMC1043008	SP- 83	NMC1042950	Silver Spartan LLC
NMC1043009	SP- 84	NMC1042950	Silver Spartan LLC
NMC1043010	SP- 109	NMC1042950	Silver Spartan LLC
NMC1043011	SP- 110	NMC1042950	Silver Spartan LLC
NMC1043012	SP- 125	NMC1042950	Silver Spartan LLC
NMC1043013	SP- 126	NMC1042950	Silver Spartan LLC
NMC1043014	SP- 127	NMC1042950	Silver Spartan LLC
NMC1043015	SP- 128	NMC1042950	Silver Spartan LLC
NMC1043016	SP- 129	NMC1042950	Silver Spartan LLC
NMC1043017	SP- 130	NMC1042950	Silver Spartan LLC
NMC1043018	SP- 131	NMC1042950	Silver Spartan LLC
NMC1043019	SP- 132	NMC1042950	Silver Spartan LLC
NMC1043020	SP- 133	NMC1042950	Silver Spartan LLC
NMC1043021	SP- 134	NMC1042950	Silver Spartan LLC
NMC1008314	CF 15	NMC1008314	Paul Dockweiler
NMC1008315	CF 16	NMC1008314	Paul Dockweiler
NMC1008316	CF 17	NMC1008314	Paul Dockweiler
NMC1008317	CF 18	NMC1008314	Paul Dockweiler
NMC1008318	CF 19	NMC1008314	Paul Dockweiler
NMC1008319	CF 20	NMC1008314	Paul Dockweiler
NMC1008320	CF 21	NMC1008314	Paul Dockweiler
NMC1008321	CF 22	NMC1008314	Paul Dockweiler
NMC1008322	CF 23	NMC1008314	Paul Dockweiler
NMC1008323	CF 24	NMC1008314	Paul Dockweiler
NMC1008324	CF 25	NMC1008314	Paul Dockweiler
NMC1008325	CF 26	NMC1008314	Paul Dockweiler
NMC1008326	CF 27	NMC1008314	Paul Dockweiler
NMC1008327	CF 28	NMC1008314	Paul Dockweiler
NMC1008328	CF 33	NMC1008314	Paul Dockweiler
NMC1008329	CF 34	NMC1008314	Paul Dockweiler
NMC1008330	CF 35	NMC1008314	Paul Dockweiler
NMC1008331	CF 36	NMC1008314	Paul Dockweiler
NMC1008332	CF 37	NMC1008314	Paul Dockweiler
NMC1008333	CF 38	NMC1008314	Paul Dockweiler
NMC1008334	CF 39	NMC1008314	Paul Dockweiler
NMC1008335	CF 40	NMC1008314	Paul Dockweiler
NMC1008336	CF 41	NMC1008314	Paul Dockweiler
NMC1008337	CF 42	NMC1008314	Paul Dockweiler
NMC996970	CF #1	NMC996970	Paul Dockweiler
NMC996971	CF #2	NMC996970	Paul Dockweiler
NMC996972	CF #3	NMC996970	Paul Dockweiler
NMC996973	CF #4	NMC996970	Paul Dockweiler
NMC996974	CF #5	NMC996970	Paul Dockweiler
NMC996975	CF #6	NMC996970	Paul Dockweiler
NMC996976	CF #7	NMC996970	Paul Dockweiler
NMC996977	CF #8	NMC996970	Paul Dockweiler
NMC996978	CF #9	NMC996970	Paul Dockweiler
NMC996979	CF #10	NMC996970	Paul Dockweiler
NMC996980	CF #11	NMC996970	Paul Dockweiler
NMC996981	CF #12	NMC996970	Paul Dockweiler
NMC996982	CF #13	NMC996970	Paul Dockweiler
NMC996983	CF #14	NMC996970	Paul Dockweiler